Supplement dated January 15, 2026
to the Prospectus and Summary Prospectus, as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Intrinsic Value Fund	October 1, 2025
Effective immediately, the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Taft	Senior Portfolio Manager	Lead Portfolio Manager	January 2026
Jeffrey Wimmer, CFA	Senior Portfolio Manager	Portfolio Manager	January 2026
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Taft	Senior Portfolio Manager	Lead Portfolio Manager	January 2026
Jeffrey Wimmer, CFA	Senior Portfolio Manager	Portfolio Manager	January 2026
Mr. Taft joined the Investment Manager in 2011. Mr. Taft began his investment career in 1997 and earned a B.A. and an M.B.A. from the University at Buffalo.
Mr. Wimmer joined one of the Columbia Management legacy firms or acquired business lines in 2014. Mr. Wimmer began his investment career in 2005 and earned a B.S. degree in finance from Indiana University and an M.B.A. from Cornell University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP138_05_006_(01/26)